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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 14, 2000 included in Loudeye Technologies, Inc.'s Registration Statement on Form S-1 (File No. 333-93361) and to all references to our firm included in this Registration Statement.


/s/ Arthur Andersen LLP


Seattle, Washington
February 9, 2001